UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                PPA Technologies,
                                      Inc
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            (Exact name of registrant as specified in its character)

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                                   New Jersey
                                  223-319-224
  (State of Incorporation or organization) (I.R.S. Employer Identification No.)

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                 163 South Street, Hackensack, New Jersey 07601
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                             Name of each exchange on which
 to be so registered                             each class is to be registered

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     If this Form relates to the  registration of a class of debt securities and is effective upon filing pursuant to General Instruction A. (c) (1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c) (2), please check the following box. [ ]

         Securities to be registered pursuant to Section 12 (g) of the Act:

 Common Stock,  no par value
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                                (Title of Class)


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                                (Title of Class)


Item 1.  Description of Registrant's Securities to be Registered.

         The Registrant incorporates by reference herein the description of the securities contained in Amendment No. 1 to its registration statement upon Form SB-2 which is attached hereto as an exhibit.

     Item 2. Exhibits. All required exhibits are contained in the following filed exhibits:

               1. Amendment No. 1 to Registration Statement upon Form SB-2, including exhibits with sample security specimens.

               2. Registration Statement upon Form SB-2 including Charter and By-Laws.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) PPA Technologies, INC.

Date: December 26, 1997

By:     /S/ Roger L. Fidler
         Roger L. Fidler
         President, Chief Executive Officer